UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 8, 2022

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
(a)
On September 8, 2022, Digital Media Solutions, Inc. (the “Company” or “DMS”) issued a press release announcing that its board of directors has received an offer (the “Proposal”) from Prism Data, LLC, an investment vehicle affiliated with CEO Joseph Marinucci and Fernando Borghese, to acquire all of the outstanding Class A common stock of DMS for $2.50 per share in cash.

A copy of the Proposal is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent DMS’s expectations or beliefs concerning future events. Without limiting the generality of the foregoing, forward-looking statements contained in this press release include DMS’s expectations regarding the Proposal, the terms and conditions of the Proposal, and the Board of Directors’actions in respect thereof. Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. The Proposal is subject to the negotiation and execution of definitive documentation and approval of such definitive documentation and the transactions contemplated thereunder by the board of directors, as well as the Company’s stockholders. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among others, the risk that the parties will not proceed with a transaction contemplated by the Proposal, the risk that the terms of the transaction vary materially from those set forth in the Proposal, that financing for the transaction contemplated by the Proposal may not be available, that the conditions precedent to proceeding with the transaction contemplated by the Proposal may not be met, including the negotiation and execution of definitive documentation with respect to a transaction involving DMS. Any forward-looking statement made by DMS in this press release is based only on information currently available to DMS and speaks only as of the date on which it is made. Except as required by applicable law or regulation, DMS does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

99.1	Correspondence from Prism Data, LLC. dated September 7, 2022.
99.2	Press release of Digital Media Solutions, Inc. issued September 8, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2022

Digital Media Solutions, Inc.

/s/ Anthony Saldana
Name:	Anthony Saldana
Title:	General Counsel, Executive Vice President of Legal & Compliance and Secretary